EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Scott Epperson, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Benchmark 2020-B21 Mortgage Trust (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, LNR Partners, LLC as Special Servicer, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Park Bridge Lender Services LLC, as Operating Advisor, Computershare Trust Company, National Association, as Servicing Function Participant for the Certificate Administrator, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the White Oak Crossing Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the White Oak Crossing Mortgage Loan, Wilmington Trust, National Association, as Trustee for the White Oak Crossing Mortgage Loan, Citibank, N.A., as Custodian for the White Oak Crossing Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the White Oak Crossing Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the White Oak Crossing Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Kings Plaza Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Kings Plaza Mortgage Loan prior to April 27, 2023, K-Star Asset Management LLC, as Special Servicer for the Kings Plaza Mortgage Loan on and after April 27, 2023, Wells Fargo Bank, National Association, as Trustee for the Kings Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Kings Plaza Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Kings Plaza Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Kings Plaza Mortgage Loan, KeyBank National Association, as Primary Servicer for the MGM Grand & Mandalay Bay Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the MGM Grand & Mandalay Bay Mortgage Loan, Wilmington Trust, National Association, as Trustee for the MGM Grand & Mandalay Bay Mortgage Loan, Citibank, N.A., as Custodian for the MGM Grand & Mandalay Bay Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the MGM Grand & Mandalay Bay Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the 711 Fifth Avenue Mortgage Loan, KeyBank National Association, as Special Servicer for the 711 Fifth Avenue Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 711 Fifth Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 711 Fifth Avenue Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 711 Fifth Avenue Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the 711 Fifth Avenue Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 711 Fifth Avenue Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Redmond Town Center Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Redmond Town Center Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Redmond Town Center Mortgage Loan, Citibank, N.A., as Custodian for the Redmond Town Center Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Redmond Town Center Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the Redmond Town Center Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the 4 West 58th Street Mortgage Loan, Argentic Services Company LP, as Special Servicer for the 4 West 58th Street Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the 4 West 58th Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 4 West 58th Street Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the 4 West 58th Street Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 4 West 58th Street Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for The Hub Mortgage Loan, Argentic Services Company LP, as Special Servicer for The Hub Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for The Hub Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for The Hub Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for The Hub Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for The Hub Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Cambridge Crossing Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the Cambridge Crossing Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Cambridge Crossing Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Cambridge Crossing Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Cambridge Crossing Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Cambridge Crossing Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Cambridge Crossing Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for The Grace Building Mortgage Loan, Situs Holdings, LLC, as Special Servicer for The Grace Building Mortgage Loan, Wilmington Trust, National Association, as Trustee for The Grace Building Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for The Grace Building Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for The Grace Building Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for The Grace Building Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for The Grace Building Mortgage Loan, KeyBank National Association, as Primary Servicer for the 416-420 Kent Avenue Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the 416-420 Kent Avenue Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 416-420 Kent Avenue Mortgage Loan, Citibank, N.A., as Custodian for the 416-420 Kent Avenue Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the 416-420 Kent Avenue Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the 416-420 Kent Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the McClellan Business Park Mortgage Loan, Greystone Servicing Company LLC, as Special Servicer for the McClellan Business Park Mortgage Loan, Wilmington Trust, National Association, as Trustee for the McClellan Business Park Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the McClellan Business Park Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the McClellan Business Park Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the McClellan Business Park Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the McClellan Business Park Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the JW Marriott Nashville Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the JW Marriott Nashville Mortgage Loan, Wilmington Trust, National Association, as Trustee for the JW Marriott Nashville Mortgage Loan, Citibank, N.A., as Custodian for the JW Marriott Nashville Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the JW Marriott Nashville Mortgage Loan, and U.S. Bank National Association, as Servicing Function Participant for the JW Marriott Nashville Mortgage Loan.

Dated: March 14, 2024

/s/ Scott Epperson

Scott Epperson

Chief Executive Officer

(senior officer in charge of securitization of the depositor)